Tax Sharing Liability (Tables) - Orbitz	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Entity Information [Line Items]
Tax Sharing Liability
The change in the tax sharing liability for the six months ended June 30, 2015 was as follows:

Amount
(in thousands)
Balance at January 1, 2015 (current and non-current)	$78,382
Accretion of interest expense	3,841
Cash payments	(8,921)
Balance at June 30, 2015 (current and non-current)	$73,302

(a)
We accreted interest expense related to the tax sharing liability of $1.7 million and $2.3 million for the three months ended June 30, 2015 and 2014, respectively, and $3.8 million and $4.9 million for the six months ended June 30, 2015 and 2014, respectively.

The changes in the tax sharing liability for the year ended December 31, 2014 were as follows:

Amount
(in thousands)
Balance at January 1, 2014 (current and non-current)	$80,191
Accretion of interest expense and tax rate changes (a)	12,566
Cash payments	(14,375)
Balance at December 31, 2014 (current and non-current)	$78,382

(a) We accreted interest expense related to the tax sharing liability of $10.1 million for the year ended December 31, 2014. Due to a tax rate change in one of our tax jurisdictions, the net present value of the amount we expect to pay to the Founding Airlines increased by approximately $2.5 million during the year ended December 31, 2014, and the related charge is recorded in Selling, general and administrative expenses in the Consolidated Statement of Operations.

Tax Sharing Liability Payments	Our estimated payments under the tax sharing agreement are as follows:

Year	(in thousands)
2015	$18,224
2016	27,355
2017	39,873
2018	10,719
Total	$96,171